                                                                    EXHIBIT 10.3

                                 OFFICE LEASE

                                    BETWEEN

                                PROSPECT FARMS,
                  a California limited partnership ("LESSOR")

                                      AND

                      CORTEZ SOFTWARE INTERNATIONAL, INC.
                       a Delaware corporation ("LESSEE")

                               TABLE OF CONTENTS

                                                                         Page
                                                                         ----
 1.   Description of Demised Premises...................................... 1

 2.   Term of Lease........................................................ 1

 3.   Rent................................................................. 2
          A.  Base Monthly Rental.......................................... 2
          B.  Lessee's Share of Property Taxes............................. 3
          C.  Lessee's Share of Operating Expenses......................... 4
          D.  Late Charge.................................................. 5
          E.  Security Deposit............................................. 5
 4.   Use of Premises...................................................... 6

 5.   Alterations, Mechanics' Liens........................................ 6

 6.   Waste, Nuisance...................................................... 7

 7.   Compliance with Law.................................................. 7

 8.   Insurance Hazards.................................................... 7

 9.   Indemnification, Insurance........................................... 8

10.   Signs................................................................ 9

11.   Utilities............................................................ 9

12.   Personal Property Taxes.............................................. 9

13.   Work to be Performed by Lessor Prior to Commencement of Term......... 9

14.   Restoration of the Premises.......................................... 10

15.   Repairs and Maintenance by Lessor.................................... 10

16.   Repairs and Maintenance by Lessee.................................... 10

17.   Entry by Lessor...................................................... 10


18.   Estoppel Certificates................................................ 11

19.   Removal of Trade Fixtures of Lessee at End of Term................... 11

20.   Surrender of Lease................................................... 11

21.   Holding Over......................................................... 11

22.   Grace Period......................................................... 11

23.   Remedies of Lessor Upon Default...................................... 12

24.   Attorneys' Fees on Default........................................... 13

25.   Insolvency........................................................... 14

26.   Assignment or Subletting............................................. 14

27.   Transfer by Lessor - Release From Liability.......................... 15

28.   Damage to or Destruction of Premises................................. 16

29.   Condemnation......................................................... 16

30.   Subordination........................................................ 18

31.   Effect of Exercise of or Failure to Exercise Privilege by a Party.... 19

32.   Waiver............................................................... 19

33.   Notices.............................................................. 19

34.   Representations...................................................... 20

35.   Captions............................................................. 20

36.   Successors and Assigns............................................... 20

37.   California Law....................................................... 20

38.   Severability......................................................... 20


39.   Authority............................................................ 20

40.   Tenant Improvement Work.............................................. 20

41.   Right of First Negotiation........................................... 21

42.   Quiet Enjoyment...................................................... 21

43.   Common Areas......................................................... 21

44.   Hazardous Materials.................................................. 21

                              615 BATTERY STREET
                                 OFFICE LEASE
                                 ------------

          THIS LEASE is executed in San Francisco, California, as of September 1, 1995, between PROSPECT FARMS, a California limited partnership ("Lessor") and CORTEZ SOFTWARE INTERNATIONAL, Inc., a Delaware corporation ("Lessee").

          IT IS AGREED between the parties hereto as follows:

     1.   Description of Demised Premises.  Lessor hereby leases to Lessee, and
          --------------------------------
Lessee hires from Lessor, under the terms and conditions hereinafter set forth, the Second, Third and Fourth floors of the building located at 615 Battery Street, San Francisco, California, consisting of approximately 24,975 rentable square feet, and more particularly shown on Exhibit A, attached hereto ("demised premises" or "premises"). Any square footage stated above is approximate only and in the event the actual square footage shall be greater or less than the amounts stated, no rental or other adjustments shall be made between the parties.

     2.   Term of Lease.  With regard to the premises leased on the Third
          --------------
and Fourth floor, the term of this lease shall commence upon the substantial completion by Lessor of the tenant improvements it is constructing therein, as described in paragraph 40 hereof. With regard to the premises leased on the Second floor, the term of this lease shall commence on the later of (a) January 1, 1996 or (b) the substantial completion by Lessor of the tenant improvements it is constructing therein; provided, however, in the event Lessee accepts possession thereof prior thereto, the commencement date shall occur on the date possession is accepted. Said lease shall terminate on the day before the 60th month anniversary of the Second floor commencement date.

          Lessee shall promptly respond to any Lessor request and/or requirement consistent with paragraph 40 hereof so that the tenant improvements Lessor is constructing may be constructed with a target date of November 6, 1995 for the Fourth floor, December 1, 1995 for the Third floor, and January 1, 1996 for the Second floor.

          In the event the commencement date for the Third and Fourth floors has not occurred on or before February 1, 1996, for reasons not attributable to Lessee, or the commencement date for the Second floor has not occurred on or before April 1, 1996, for reasons not attributable to Lessee, the date Lessee is otherwise obligated to commence payment of base monthly rental shall be delayed by one half of one day for each day that the term commencement date is delayed beyond March 1, 1996 with respect to the Third and Fourth floors and April 1, 1996 with respect to the Second floor. In addition, in the event the commencement date for the Third and Fourth floors has not occurred on or before June 1, 1996, for reasons not attributable to Lessee, or the commencement date for the Second floor has not occurred on or before August 1, 1996, for reasons not attributable to Lessee, Lessee may elect to terminate this lease with respect to the portion of the premises for which the term has not commenced and, in such event, Lessee shall be refunded any payments made with respect thereto.

          As used herein, "substantial completion" shall mean (i) Lessor has substantially completed the tenant improvements in accordance with Paragraph 40 of this lease, (ii) Lessor has delivered legal possession of the premises to Lessee, and (iii) Lessor has obtained all approvals and permits from the appropriate governmental authorities required for the legal occupancy of the premises.

          So long as such access does not interfere with or delay Lessor's construction of the tenant improvements it is obligated to construct hereunder, Lessee shall have reasonable rights of access to the premises prior to the commencement date for the purpose of installing its equipment, data, telecommunications systems and trade fixtures. Such access shall be subject to all the terms and conditions of this lease except for the obligation to pay rent.

     3.   Rent.
          -----

          A.  Base Monthly Rental.  Throughout the term of the lease, Lessee
              --------------------
agrees to pay to Lessor, without deduction or offset, at such place or places as may be designated from time to time by Lessor, the following base monthly rental for the premises:

          Second Floor:  $11,793.75 per month
          Third Floor:   $12,140.63 per month
          Fourth Floor:  $11,446.88 per month

Said base rental shall be payable in monthly installments, in advance on the first day of each and every month. All base monthly rental and other payments due hereunder shall be equitably prorated to reflect the actual commencement date and termination date of the lease term.

          Upon Lessee's execution of this lease, Lessee shall deliver to Lessor the sum of $23,587.51 as advance payment of base monthly rental, to be applied against the first month's rent due hereunder for the Third and Fourth floors. Sixty (60) days after Lessee's execution of this lease, Lessee shall deliver to Lessor the additional sum of $11,793.75, as advance payment of base monthly rental, to be applied against the first month's rent due hereunder for the Second floor.

          B.  Lessee's Share of Property Taxes. Lessee shall pay to Lessor, as
              --------------------------------
additional rent, 50% of any increase over the real property taxes levied for the 1995-1996 tax year against the real property and improvements of which the premises are a part, (Assessor's Block #174, Lot #4) which payment, if any, shall be pro-rated on a monthly basis for any partial lease year following the 1995-1996 tax year. Payment of additional rental under this paragraph shall be made in two equal installments, on the first day of November and the first day of March of each year following the 1995-1996 tax year.

          In addition thereto, if during the term of this lease an assessment, whether general or special, is levied against the aforesaid real property and improvements of which the premises are a part, then Lessee shall pay as additional rental, a proportionate share of any increase over the assessments levied against the aforesaid real property and improvements in the 1995-1996 tax year. The proportionate share of such assessment payable by Lessee (whether Lessor elects to make payment in annual installments or in a lump sum) shall be 50% ("Lessee's share" or "its share"). Lessee shall pay one-twelfth (1/12) of its share of such assessment on the first day of each and every month of the term of this lease, commencing with the month in which the first installment of such assessment is due and payable (or would have become due and payable if Lessor elected to pay such assessment in a lump sum).

          The parties recognize that during the term of this lease or any extension thereof the present real property tax may be wholly or partly replaced or supplemented by another form of tax. In such event, Lessee shall further pay its share (of any increase over the real property taxes levied for the 1995-1996 tax year) of any such tax, levy or assessment (other than federal, state or city and county net income taxes or estate, gift or other similar taxes) which, now or in the future and whether or not now customary or within the contemplation of the parties hereto, may be charged to Lessor and is: (i) levied upon, allocable to, or measured by the rental payable hereunder; (ii) levied upon or with respect to the possession, leasing, operation, management or occupancy by Lessee of the premises or any portion thereof; or (iii) levied upon or measured by the value of Lessee's personal property or leasehold improvements.

          Notwithstanding the foregoing, Lessee shall not be required to pay any portion of any tax or assessment expense (i) in excess of the amount which would be payable if such tax or assessment expense were paid in installments over the longest possible term; (ii) imposed on land and improvements other than on or related to the assessor's parcel described above; (iii) attributable to inheritance transfer, franchise or state taxes; (iv) occasioned by or relating to a voluntary or involuntary change of ownership or other conveyance of the premises or (v) attributable to improvements or alterations by Lessor or other tenants in the building that are not usable by or beneficial to Lessee; it being understood and agreed, however, that Lessee shall pay for any tax or assessment expense solely attributable to improvements or alterations made to the demised premises.

          C.  Lessee's Share of Operating Expenses.  During the entire term
              -------------------------------------
hereof, Lessee shall pay to Lessor, as additional rent, 60% of any increase in the cost of operating and maintaining the building of which the premises are a part over the costs incurred for the calendar year 1996; including the following costs by way of illustration: water and sewer charges, insurance premiums, utilities (other than individually metered utilities), janitorial services, labor, air conditioning and heating maintenance, supplies, materials, equipment, tools, maintenance costs and upkeep of common areas. Payment of the additional rental under this paragraph shall be made in monthly installments on the same day that base monthly rental is due hereunder, based upon Lessor's reasonable estimate of Lessee's share of any increase in such operating expenses over the costs incurred for the calendar year 1996. Lessor shall deliver to Lessee, within 120 days after the expiration of each calendar year, a detailed statement showing the actual operating expenses incurred during the preceding calendar year. If Lessee's payments during such preceding calendar year exceed Lessee's share as indicated on such statement, Lessor shall refund the amount of such overage within thirty (30) days after Lessor's delivery of the statement to Lessee. If Lessee's payments during such preceding calendar year were less than Lessee's share as indicated on such statement, Lessee shall pay to Lessor the amount of the deficiency within thirty (30) days after Lessor's delivery of the statement to Lessee. Within thirty (30) days after receipt by Lessee of Lessor's statement of operating expenses, Lessee shall have the right to inspect the books of Lessor for the purpose of verifying the information contained in the statement. Operating expenses shall be adjusted to reflect a 95% occupancy of the building of which the premises are a part during any periods in which the building is not at least 95% occupied.

          Notwithstanding anything in this lease to the contrary, in no event shall any portion of the following be included as operating expenses: property taxes, costs of tenant improvements, real estate brokers commissions, costs occasioned by fire or other casualty, or by the exercise of the power of eminent domain, costs which could properly be capitalized under generally accepted accounting principles to the extent that Lessee's share of the total cost of such capital item exceeds the annual amortized cost of the item based on its useful life determined in accordance with generally accepted accounting principles, costs for which Lessor has a right of reimbursement from others, costs which Lessee pays directly to a third person, costs incurred in connection with negotiations or disputes with other occupants of the building, interest charges and fees incurred on debt payments on mortgages, rent under ground leases, costs occasioned by the act, omission or violation of law by Lessor, any other occupant of the building, or their respective agents, employees or contractors, costs to correct any construction defect in the premises or the building, costs for insurance in excess of Lessor's current coverage unless such costs are required by law, necessitated by reason of increased replacement costs, or necessitated solely because of Lessee's particular use of the premises, increases in insurance costs caused by the activities of other occupants of the building, insurance deductible and/or co-insurance payments, costs arising from the violation by Lessor or any occupant of the building (other than Lessee) of the terms and conditions of any lease or other agreement, depreciation, amortization or other expense reserves, costs incurred in connection with presence of any hazardous materials (except to the extent the cost is caused by the release or emission or the hazardous materials in question by Lessee in violation of law), any fee, profit or compensation retained by Lessor or its affiliates for the management of the building in excess of the management currently charged by Lessor or otherwise usual and customary.

          D.  Late Charge.  In the event base monthly rent is not paid within
              -----------
five (5) days of the applicable due date, and other sums due hereunder are not paid within the time period specified hereunder or five (5) days after the date Lessee receives an invoice therefor, whichever date occurs later, Lessee shall pay to Lessor a late fee equal to 5% of the amount due. In addition, Lessee shall pay interest on any such amounts, with interest accruing from the date due to the date paid, at 10% per annum.

          E.  Security Deposit. Lessee shall pay to Lessor upon the execution of
              ----------------
this lease as security for the faithful performance by Lessee of all of the terms and conditions of this lease to be kept and performed by Lessee during the term hereof a sum equal to two months Base Monthly Rental. Said sum shall be held by Lessor and is herein called the "security deposit". Unless specifically required by law, such security deposit shall not be considered to be held in trust and Lessor shall not be required to segregate the security deposit or to pay interest or any other return on the security deposit Lessor shall have the fight {but no obligation so to do) at any time or times to apply the security deposit, or any portion thereof, to any rent, additional rent, or other obligation of Lessee hereunder. If Lessor elects to make such application, Lessor shall notify Lessee in writing of the nature and amount thereof and Lessee shall thereupon be obligated to deposit with Lessor an amount sufficient to return the security deposit to an amount equal to the full amount specified in the first sentence of this paragraph. If Lessee fails to do so within five
(5) days after Lessor has given such notice, Lessor at its option may resort to any or all remedies available to it for nonpayment of rent. Following the termination of the term of this lease, or, if Lessee has held over beyond such termination, following the end of any period Lessee has so held over, provided Lessee has vacated the premises, Lessor shall return said security deposit to Lessee, after deducting any amounts therefrom necessary to cure any defaults by Lessee; provided, however, any such return shall not be construed as an admission by Lessor that Lessee has performed all of its obligations hereunder.

          Notwithstanding the foregoing, but provided Lessee has paid its rent and other sums due under this lease in a prompt and timely manner and further provided Lessee is not otherwise in default under the terms and conditions of this lease, Lessor shall refund to Lessee one-half of the security deposit at the end of the thirtieth month after the Second floor commencement date.

     4.   Use of Premises.  The demised premises are leased to Lessee for the
          ---------------
following purpose or purposes:

          General office purposes, including, without limitation, development, sales, management, administration, and other legal related uses.

          Lessee shall not use, or permit said premises or any part thereof, to be used for any purpose or purposes other than the purpose or purposes for which the said premises are hereby leased.

     5.   Alterations, Mechanics' Liens.  Lessee shall not make any alterations
          -----------------------------
to the demised premises, or any part thereof (excepting normal office decorations and the installation or removal of Lessee's trade fixtures, furniture, equipment and other personal property), without the written consent of Lessor first being had and obtained. In addition, in no event shall Lessee make any alterations to the demised premises, or any part thereof, which alterations would necessitate expenditures or work by Lessor, or which would require Lessor to bring the demised premises or other portions of the building in which the demised premises are located into compliance with any governmental codes, laws, rules, regulations or ordinances.

          Any additions to, or alterations of, the demised premises, except furniture, trade fixtures, equipment and other personal property, shall become at once a part of the realty and belong to Lessor. Lessee shall keep the demised premises and the property in which the demised premises are situated free from any liens arising out of any work performed, material furnished, or obligations incurred by Lessee. Lessee agrees that if it shall make any alterations or additions to the demised premises, it will not take such action until five (5) days after the giving of Lessor notice and/or after receipt by it of the written consent of Lessor, if required by this paragraph, in order that Lessor may post appropriate notices to avoid any possible liability with respect to mechanics' liens or other such claims. Lessee shall at all times permit such notices to be posted and to remain posted until the completion and acceptance of such work.

          Lessee's trade fixture, furniture, equipment and other personal property installed in the premises ("Lessee's property") shall at all times be and remain Lessee's property. Except for items which cannot be removed without structural injury to the premises, at any time Lessee may remove Lessee's property from the premises, provided that Lessee repairs all damage caused by such removal. Lessor shall have no lien or other interest whatsoever in any item of Lessee's property.

          Upon request, Lessor shall advise Lessee in writing whether it reserves the right to require Lessee to remove any alterations from the premises upon the termination of this lease.

          Subject to Lessor's review and approval of all plans therefor, Lessor hereby consents to the installation by Lessee of its network and communications cabling and its security system.

     6.   Waste, Nuisance.  Lessee shall not commit any waste upon the demised
          ----------------
premises, or any nuisance (public or private) or other act or thing of any kind whatsoever, which may disturb the quiet enjoyment or cause unreasonable annoyance of any other tenant in the building in which the demised premises may be located.

     7.   Compliance with Law. Except as otherwise set forth in Paragraph 40
          ---------------------
hereof with respect to the initial buildout of the premises, Lessee shall, at its sole cost and expense, comply with all requirements of all municipal, state, and federal authorities now in force, or which may hereafter be in force, pertaining to the demised premises, and/or to Lessee's use or alteration thereof. Lessee shall additionally be responsible for complying with such rules, regulations, and requirements affecting areas outside of the demised premises to the extent such compliance is caused by or results from Lessee's particular use or alteration of its premises. However, notwithstanding the foregoing, Lessee shall not be required to construct or to pay the cost of complying with any covenants, conditions, restrictions and encumbrances ("CC&R's), any underwriter or insurance organization requirements, or any laws requiring construction of improvements in the premises which are properly capitalized under generally accepted accounting principles, unless such compliance is necessitated solely because of Lessee's particular use of or alteration to the premises.

     8.   Insurance Hazards.  Lessee shall promptly reimburse Lessor for any
          ------------------
increase in the existing rate of insurance upon the building in which the demised premises may be located by reason of Lessee's particular use of the premises. Lessee shall not sell, or permit to be kept, used, or sold, in or about the premises, any article which may be prohibited by Lessor's fire insurance policies. Lessee shall, at Lessee's sole cost and expense, comply with any and all requirements, pertaining to the demised premises, of any insurance organization or company, and necessary for the maintenance of fire and public liability insurance, covering said building and appurtenances.

     9.   Indemnification, Insurance.
          ---------------------------

          A. Lessee hereby waives any and all claims against Lessor for damages by reason of any personal injury or property damage to any person or persons whomsoever (including Lessee, Lessee's agents and servants, employees, or third persons) in or about the demised premises, the buildings of which the demised premises are a part, and the sidewalks and other areas appurtenant thereto. Lessee further expressly agrees to indemnify, defend and hold Lessor harmless from and against any claims, demands, obligations, liabilities, causes of action, expenses (including attorneys' fees) occasioned by or connected, in any way whatsoever, with the condition, use or misuse of the demised premises, the building of which the demised premises are a part and the areas appurtenant thereto, which is occasioned by any negligent or intentional act or omission of Lessee and Lessee's agents, servants, employees, and invitees.

          B. Lessee further agrees, at Lessee's sole cost and expense, forthwith upon the execution hereof to procure and keep in effect during the entire term hereof a policy or policies of commercial general liability insurance, insuring Lessee from legal liability for personal injury, death or damage to person or damage to property, however arising, with a combined single limit of not less than Two Million Dollars ($2,000,000.00) as to any one occurrence, which policy or policies shall include Lessor as an additional insured. Lessee further shall require the company issuing such policy to notify Lessor in writing prior to any cancellation thereof. In the event Lessee fails to keep such insurance in full force and effect, Lessor may pay the necessary premiums therefor and the repayment thereof shall be deemed to be a part of the rental due hereunder payable as such on the next date upon which rental becomes due. The procuring of insurance within the minimum limits herein set forth shall not be deemed satisfaction of Lessee's obligations under Paragraph 9(A) hereof and the indemnities therein contained shall extend to the full amount of any claim or liability to which the indemnity relates.

          C. As long as both of their respective insurers so permit, Lessor and Lessee hereby mutually waive their respective rights of recovery against each other for any damages and losses insured by fire, extended coverage and other property insurance policies existing for the benefit of the respective parties. Each party shall obtain any special endorsements, if required by its insurer, to evidence compliance with the aforementioned waiver.

          D. Lessor shall maintain throughout the term of this lease a standard form policy of "all risk, extended coverage" casualty insurance of the type and in an amount equal to the type currently carried on the building.

     10.  Signs.  Lessee shall have the right to place and maintain neat and
          ------
appropriate signs of the name of Lessee's business at the entrance of the demised premises, provided Lessor consents in writing to the shape, size, color and location thereof. Lessor agrees to act reasonably in giving consent to the maintenance of a sign, appropriate to and identifying Lessee's business, and to permit Lessee to replace said sign from time to time. Lessee, upon request of Lessor, shall immediately remove any sign or decoration which Lessee has placed or permitted to be placed upon the exterior of the premises or upon the windows facing any street upon which the premises abut without the consent of Lessor and which, in the opinion of Lessor, is inappropriate or objectionable and, if Lessee fails so to do, Lessor, in addition to any rights it may have hereunder, may enter upon the premises and remove such sign without liability whatsoever. Lessor expressly reserves the exclusive right to the use of the exterior side walls, rear walls, and roof of the demised premises and Lessee shall not be permitted to place any sign or advertisement thereon or any other matter or property without the written consent of Lessor.

     11.  Utilities.  Throughout the lease term, Lessor shall provide light,
          ----------
power and water to the demised premises to the extent that Lessee's demand therefor is not in excess of normal usage for general office space. Lessor shall also provide standard building janitorial service (including normal trash removal) to the premises five days a week (through Able Building Maintenance Co. or another reputable janitorial company), excluding normal holidays, and heating, air conditioning and ventilating service to the premises Monday through Friday, excluding customary holidays, during the hours of 7:00 a.m. to 7:00 p.m. In addition, Lessor shall provide Lessee with access to the premises twenty-four hours a day, seven days a week. Lessee shall reimburse Lessor for the increased costs of such utilities and services pursuant to paragraph 3.C. hereof. After-hours HVAC and other utilities shall be supplied at Lessee's request, at Lessor's actual cost thereof, as established and adjusted by Lessor from time to time.

     12.  Personal Property Taxes.  All property taxes assessed by any
          ------------------------
governmental body upon the property of Lessee including equipment, fixtures and leasehold improvements made by Lessee, shall be paid by Lessee, and, should those taxes be applied in any manner do the real property taxes, Lessee, upon demand, will pay those property taxes to Lessor who in turn will pay them to the proper tax collector.

     13.  Work to be Performed by Lessor Prior to Commencement of Term. Except
          --------------------------------------------------------------
for constructing the tenant improvements described in Paragraph 40 of this lease, Lessor shall not be required to perform any work upon the demised premises of any type or nature prior to the commencement of the term.

     14.  Restoration of the Premises. Lessee agrees that prior to the
          ---------------------------
expiration of the lease term, or upon the earlier termination of the lease, or upon Lessee's abandonment of the leased premises, whichever occurs first, Lessee will leave the premises in their condition as of the date possession thereof was originally delivered to Lessee, reasonable wear and tear excepted, and if Lessee made any alterations or improvements to the premises, with or without Lessor's consent as required by the terms of this lease, Lessee will in all cases restore the premises to their original condition as of the inception of the lease term unless the Lessor has expressly agreed, in writing, that a particular alteration or improvement need not be removed.

     15.  Repairs and Maintenance by Lessor.  Lessor shall at Lessor's sole cost
          ----------------------------------
and expense, subject to reimbursement pursuant to paragraph 3.C. of this lease, maintain in good condition and repair the roof, sidewalls, foundation, window frames and windows, the common areas used by Lessee and other tenants of the building containing the demised premises, the building elevator, the HVAC system serving the demised premises, and all plumbing and electrical facilities provided by Lessor, unless any damage thereto is caused by the negligence or intentional misconduct of Lessee, its agents, employees or invitees.

     16.  Repairs and Maintenance by Lessee.  Except as set forth in Paragraph
          ----------------------------------
15, or as otherwise provided by Lessor in connection with its operation of the building of which the premises are a part, Lessee shall, at Lessee's cost, keep and maintain the demised premises and appurtenances and every part thereof, in good and sanitary order, condition and repair. Lessee further agrees that Sections 1940-1942 of the Civil Code of the State of California do not apply to this leasehold.

     17.  Entry by Lessor.  Lessee shall permit Lessor and its agents to enter
          ----------------
into and upon said premises at all reasonable times for the purpose of inspecting the same or for the purpose of maintaining the building in which the demised premises are situated, or for the purpose of making repairs, alterations, or additions to any other portion of said building, including the erection and maintenance of such scaffolding, canopies, fences, and props as may be required, or for the purpose of posting notices of nonliability for alterations, additions or repairs all without any liability to Lessee for any loss of occupation or quiet enjoyment of the premises thereby occasioned. Notwithstanding the foregoing, except in the case of emergency, Lessor and its agents shall provide Lessee with twenty-four hours notice prior to entry of the premises. Any such entry by Lessor and its agents shall comply with all reasonable security measures of Lessee and shall not impair Lessee's operations more than reasonably necessary.

     18.  Estoppel Certificates.  Lessee shall at any time and from time to
          ----------------------
time, within 10 business days from receipt of Lessor's written request, execute, acknowledge, and deliver to Lessor a statement in writing certifying that this lease is unmodified and in full force and effect (or if there has been any modification thereof that the same is in full force and effect as modified and stating the modification or modifications) and that there are no defaults existing (or if there is any claimed default stating the nature and extent thereof) and stating the dates to which the rent and other charges have been paid in advance. It is expressly understood and agreed that any such statement delivered pursuant to this section may be relied upon by any prospective purchaser of the estate of Lessor, or any lender or prospective assignee of any lender on the security of the demised premises or the property of which it is a part or any part thereof, and any third person. The provisions of this Paragraph 18 shall be reciprocal and, within ten business days after request by Lessee, Lessor shall execute a similar estoppel certificate in favor of Lessee.

     19.  Removal of Trade Fixtures of Lessee at End of Term.  Lessee may remove
          ---------------------------------------------------
all trade fixtures and equipment installed on the demised premises by Lessee at the expiration of the term of this lease, provided that they may be removed without damage to the demised premises.

     20.  Surrender of Lease.  The voluntary or other surrender of this lease by
          -------------------
Lessee, accepted by Lessor, or the mutual cancellation hereof, shall not work a merger and shall, at the option of Lessor, terminate all or any existing subleases or subtenancies or operate as an assignment to Lessor of all or any of such subleases or subtenancies.

     21.  Holding Over.  Any holding over after the expiration of the term
          -------------
hereof with the consent of the Lessor shall be construed to be a tenancy from month to month at a rental equal to 150% of one-twelfth (1/12) of the last total annual rental in force and effect.

     22.  Grace Period.
          -------------

          A. No default or breach shall exist on the part of Lessor of any of the covenants and conditions governing it unless and until Lessee shall serve upon Lessor a written notice specifying with particularity wherein said default or breach is alleged to exist and the failure on the part of Lessor to perform or observe said covenant or condition, as the case may be, within thirty (30) days after the giving of such notice as provided herein.

          B. If Lessor shall be delayed or prevented from the performance of any act required by this lease by reason of acts of God, strikes, lockouts, labor troubles, inability to procure materials, restrictive governmental laws, or regulations or other cause, without fault and beyond the reasonable control of Lessor (financial inability excepted), performance of such act shall be excused for the period of the delay;, and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay.

          C. Notwithstanding anything to the contrary in this lease, if the premises should become untenantable as a consequence of cessation of utilities or other services required to be provided to the premises by Lessor, interference with access to the premises, or legal restrictions, and in any of the foregoing cases the untenantability persists for more than thirty (30) consecutive calendar days, Lessee shall thereafter be entitled to an equitable abatement of rent to the extent of the interference with Lessee's use of the premises occasioned thereby. If the interference renders the premises untenantable for more than 120 consecutive calendar days, Lessee shall have the right to terminate this lease.

     23.  Remedies of Lessor Upon Default.
          --------------------------------

          A. Except as otherwise provided in paragraph 23.E, if Lessee breaches the lease before the end of the term or if its right to possession is terminated by Lessor because of a breach of the lease, the lease terminates. Upon such termination Lessor may recover from Lessee:

              (1) The worth at the time of award of the unpaid rent which had been earned at the time of termination;

              (2) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Lessee proves could have been reasonably avoided;

              (3) The worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss as Lessee proves could be reasonably avoided;

              (4) Any other amount necessary to compensate Lessor for all the detriment proximately caused by Lessee's failure to perform its obligations under the lease or which in the ordinary course of things would be likely to result therefrom.

          B. The "worth at the time of award" of the amount referred to in paragraphs (1) and (2) of subdivision A is computed by allowing interest at the maximum interest rate allowed by law. The worth at the time of award of the amount referred to in paragraph (3) of subdivision A is computed by discounting that amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

          C. Efforts by Lessor to mitigate the damages caused by the Lessee's breach of the lease do not waive Lessor's right to recover damages under this section.

          D. Nothing in this section affects the right of Lessor to indemnification for liability arising prior to the termination of the lease for personal injuries or property damage where the lease provides for such indemnification.

          E. If Lessee has breached this lease the lease continues in effect for so long as the Lessor does not terminate Lessee's right to possession, and Lessor may enforce all its rights and remedies under the lease, including the right to recover the rent as it becomes due under the lease. The following do not constitute a termination of Lessee's right to possession:

              (1) Acts of maintenance or preservation or efforts to relet the property.

              (2) The appointment of a receiver upon initiative of Lessor to protect Lessor's interest under the lease.

          F. If Lessee shall be in default in the performance of any covenant on its part to be performed under this lease, then, after notice and without waiving or releasing Lessee from the performance thereof, Lessor may, but shall not be obligated to, perform any such covenant and, in exercising any such right, pay necessary and incidental costs and expenses in connection therewith. All sums so paid by Lessor, together with interest thereon at the maximum rate of interest permitted by law, shall be deemed additional rent and shall be payable to Lessor on the next rent paying day.

          G. Notwithstanding anything to the contrary in this lease, Lessee shall not be deemed to have breached this lease or be in default hereunder, and Lessor shall not be entitled to cure any breach by Lessee under this lease, on account of (i) Lessee's failure to pay any sum due to Lessor under this lease, unless Lessee's failure to pay continues for five (5) days after delivery of written notice of delinquency; or (ii) Lessee's failure to perform any other covenant of this lease (other than a covenant to pay money to Lessor) unless Lessee's failure to perform such covenant continues for thirty (30) days after Lessee's receipt of written notice, or such longer time as may reasonably be required to cure the default.

     24.  Attorneys' Fees on Default.  In the event of the bringing of any
          ---------------------------
action by either party hereto as against the other hereon or hereunder, or by reason of the breach of any covenant or condition on the part of the other party, or arising out of this lease, then and in that event the party in whose favor final judgment shall be entered shall be entitled to have and recover of and from the other reasonable attorneys' fees to be fixed by the court wherein such judgment is entered.

     25.  Insolvency.
          -----------

          A. The appointment of a receiver to take possession of all or substantially all of the assets of Lessee, or

          B.  A general assignment by Lessee for the benefit of creditors, or

          C. Any action taken or suffered by Lessee under any insolvency or bankruptcy act, shall constitute a breach of this lease by Lessee and a default hereunder.

          Notwithstanding the foregoing, Lessee shall not be deemed to have breached this lease or be in default hereunder solely as a consequence of the filing of an involuntary bankruptcy petition, the appointment of a receiver, the attachment of any interest in this lease or of Lessee's other assets or the exercise by any third party of any other remedy with respect to Lessee, Lessee's interest in this lease or Lessee's other assets, unless the petition, receiver, attachment or other remedy is not discharged within sixty (60) days after the filing or commencement thereof.

     26. Assignment or Subletting. Lessee shall not assign this lease or any
         -------------------------
interest herein and shall not sublet the premises or any part thereof or any right or privilege appurtenant thereto or permit any other person (the agents and servants of Lessee excepted) to occupy or use the premises or any portion thereof without the written consent of Lessor first being had and obtained, which consent shall not be unreasonably withheld if the proposed assignee or subtenant meets Lessor's financial requirements, is of good business reputation, would be compatible with the other tenants of the building and meets such other reasonable requirements as may be established by Lessor. A consent to one assignment, subletting, or occupation and use by another person shall not be deemed to be a consent to any other or further assignment, subletting, or occupation nor a waiver of the provisions of this paragraph, except as to the specific instance covered thereby. Any such assignment, subletting or occupation without consent shall be void and shall at the option of Lessor terminate this lease. This lease and any interest in it shall not be assignable as to the interest of Lessee by operation of law without the written consent of Lessor.

          In the case of an individual Lessee, the subsequent incorporation of Lessee's business and transfer of rights hereunder to a corporation shall constitute a prohibited assignment within the meaning of this paragraph.

          In the event Lessor shall consent to any assignment or subletting, Lessee shall in all events remain fully liable on this lease and shall not be released from performing any of the terms, covenants, and conditions of this lease.

          In the event Lessee shall assign this lease or any interest herein or sublease any portion of the premises, then, on a monthly basis, 50% any sums of money, or other economic consideration received by Lessee from the transferee, including higher rent, bonuses, key money or the like, which exceed, in the aggregate, the total sums which Lessee pays Lessor under this lease with respect to the premises so subleased or assigned (after deducting from such consideration received by Lessee the reasonable costs to Lessee to effectuate the assignment or sublease, including without limitation, reasonable attorneys' fees, brokerage or leasing commissions, and remodelling costs) shall be payable to Lessor as additional rental under this lease without affecting or reducing any other obligation of Lessee hereunder. The agreement to pay such sums is the result of negotiations between the parties hereto in which the parties agree that the delivery of said sums to Lessor and has been bargained for by Lessee in consideration of the other economic benefits provided by Lessor to Lessee under this lease.

          Lessee agrees to reimburse Lessor for all reasonable expenses, including reasonable attorneys' fees, incurred by Lessor in connection with any requested assignment.

          Notwithstanding the foregoing, Lessor agrees to give its consent to any sublease or assignment of this lease to (i) a subsidiary, affiliate, division or corporation controlling, controlled by or under common control with Lessee, (ii) a successor corporation related to Lessee by merger, consolidation, non-bankruptcy reorganization or government action, (iii) a purchaser of substantially all of Lessee's assets located on the premises, or (iv) Invision Company, provided, however, that in all events Lessee shall remain liable hereunder and any such assignee and/or sublessee shall agree in writing to be jointly and severally liable with Lessee with respect to Lessee's obligations hereunder. For purposes of this lease, a sale of Lessee's capital stock shall not be deemed an assignment, subletting or other transfer of this lease or the premises requiring Lessor's consent.

     27.  Transfer by Lessor - Release From Liability.  In the event Lessor
          -------------------------------------------
sells or transfers the demised premises or any part thereof and as a part of that transaction assigns its interest as Lessor in and to this lease, then, from and after the effective date of that sale, assignment, or transfer, but provided the purchaser or transferee assumes in writing the Lessor's obligations under this lease, the Lessor shall have no further liability under this lease to the Lessee except as to matters of liability which shall have accrued and are unsatisfied as of that date, it being intended that the covenants and obligations contained in this lease on the part of Lessor shall be binding upon Lessor and its successors and assigns only during and in respect of their own periods of ownership of the fee.

     28.  Damage to or Destruction of Premises.  In the event of a partial
          ------------------------------------
destruction of the premises from any cause covered by Lessor's standard fire and extended coverage insurance, Lessor shall forthwith repair the premises provided the cost of repair does not exceed said insurance proceeds and such repairs can be made within sixty (60) days under the laws and regulations of state, county and/or municipal authorities, but such partial destruction shall in no way annul or void this lease, except that Lessee shall be entitled to a proportionate reduction of base monthly rental and additional rental while such repairs are being made; such proportionate reduction to be based upon the extent to which the making of such repairs interferes with the business carried on by the Lessee in said premises. If such partial destruction was caused by any risk not covered by Lessor's insurance or if the cost of repair exceeds the insurance proceeds payable, or if such repairs cannot be made within sixty (60) days, Lessor may, at its option, make such repairs, the rent shall be abated as provided above, and the lease shall remain in full force and effect. If the Lessor does not elect to make repairs which it is not obligated to make, this lease may be terminated by Lessor or Lessee. In the event the building in which the demised premises are situated is destroyed to the extent of not less than fifty percent (50%) of the replacement cost thereof, Lessor may elect to terminate this lease, whether the demised premises are injured or not and without liability to the Lessee. A total destruction of the building in which the said premises may be situated, shall terminate this lease. The provisions of subdivision 2 of Section 1932 of the California Civil Code, and of Subdivision 4 of Section 1933 of that Code, shall not apply to this lease, and Lessee waives the benefits of such provisions.

          Notwithstanding anything to the contrary in this lease, Lessee shall have the option to terminate this lease in the event either of the following occurs: (i) the premises cannot be or are not in fact fully repaired by Lessor within nine (9) months after the date of any damage or destruction not caused by the negligence or intentional misconduct of Lessee, Lessee's agents, employees or invitees or (ii) if the premises are damaged by any peril within twelve (12) months of the last day of the lease term and cannot or are not in fact substantially restored within six (6) months after the date of such damage, provided such damage was not caused by the negligence or intentional misconduct of Lessee, Lessee's agents, employees or invitees.

     29.  Condemnation.
          -------------

          A. Throughout the lease, the word "condemn" is synonymous with the phrase "right of eminent domain", i.e., the fight of people or government to take property for government or public use and shall include the intention to condemn expressed in writing as well as the filing of any action or proceedings for condemnation.

          B. In the event any action or proceeding is commenced for the condemnation of the demised premises or any part thereof, or of the property of which the demised premises are a part, or if Lessor is advised in writing by any agency or entity or body having the right or power of condemnation of its intention to condemn, then and in any of said events, Lessor may:

              (1) Without any obligation or liability to Lessee, and without affecting the validity and existence of this lease other than as hereinafter provided, agree to sell and/or convey to the condemnor without first requiring that any action or proceeding be instituted or, if such action or proceeding has been instituted, without requiring any trial or hearing thereof, and Lessor is expressly empowered to stipulate to judgment therein any part or portion of the demised premises sought by the condemnor free from this lease and the rights of Lessee hereunder.

              (2) Terminate this lease and all rights of Lessee hereunder as to the portion of the premises condemned; effective as of the date that title to such portion of the premises vests in the governmental agency initiating the condemnation action.

              (3) Continue this lease in full force and effect, provided that such condemnation does not result in a taking of the demised premises. In the event this lease is continued in full force and effect and by reason of the condemnation a modification or alteration of the building of which the demised premises is a part must be undertaken and such modification or alteration interferes with Lessee's use of the premises, then Lessee shall be entitled to a reasonable abatement of base monthly rental and additional rental during the period of such modification or alteration in proportion to the extent such work shall interfere with the use of the premises by Lessee.

          C. In the event a portion of the demised premises is condemned and taken and such condemnation and taking materially affects Lessee's use of the premises, Lessee shall have the option either of terminating its obligations under this lease or continuing the lease in full force and effect with respect to such portion of the premises as is not taken. In the latter event, the base monthly rental and additional rental for the remainder of the term shall be reduced to the extent such condemnation interferes with Lessee's use of the premises.

          D. If as a result of any such condemnation proceedings a leasehold interest or a right of possession only is so condemned or taken under the power of eminent domain and is for a period of time less than the remaining term of the lease, this lease shall continue in full force and effect and the award shall be payable to Lessor. In such event, the base monthly rental and additional rental shall abate in proportion to the extent such condemnation interferes with Lessee's use of the premises. In addition, Lessee shall have the option to terminate this lease in the event such taking is scheduled to continue or continues for more than 120 consecutive calendar days.

          E. All compensation and damages awarded for the taking of the demised premises or the common facilities, or any portion or portions thereof, shall, except as otherwise herein provided, belong to and be the sole property of Lessor, and Lessee shall not have any claim or be entitled to any award for diminution in value of its leasehold hereunder or for the value of any unexpired term of this lease, provided, however, that Lessee shall be entitled to any award that may be made for the taking of or injury to, or on account of any cost or loss Lessee may sustain in the removal of, Lessee's merchandise, fixtures, equipment, and furnishings and for the value of any condemned improvements Lessee has the right to remove from the premises together with the unamortized value, allocable to the remainder of the lease term, of any improvements installed at Lessee's expense which are not removable, and Lessee's moving costs.

          F. If this lease is terminated, as a whole or in part, pursuant to any of the provisions of this paragraph, all rentals and other charges payable by Lessee to Lessor hereunder and attributable to the demised premises taken shall be paid up to the date upon which actual physical possession is taken by the condemnor, and the parties shall thereupon be released from all further liability in relation thereto.

     30.  Subordination.  This lease and the leasehold estate created hereby are
          --------------
and shall be, at the option and upon written declaration of Lessor, subject, subordinate, and inferior to the lien and estate of any liens and encumbrances, renewals, extensions or replacements thereof now or hereafter imposed by Lessor upon the demised premises or any part thereof, or upon the building of which the demised premises are a part. Lessor expressly reserves the right, at Lessor's option and declaration, to place liens and encumbrances on and against the demised premises or any part thereof and/or the building of which the demised premises are a part that are superior in lien and effect to this lease and the estate created hereby. Lessee shall, forthwith upon the written request of Lessor so to do, execute and deliver to such person or institution as Lessor may direct, an agreement of subordination of whatsoever covenants or conditions as are designated by Lessor or by any title company issuing any policy of title insurance insuring the lien, estate, and effect of said lien or encumbrance. Lessee agrees to attorn to any successor owner of the leased premises.

          Notwithstanding the foregoing, prior to the lease commencement date, Lessor shall obtain from any lenders or ground lessors of the building a written agreement in form reasonably satisfactory to Lessee providing for recognition of Lessee's interest under this lease in the event of a foreclosure of the lender's security interest or termination of the ground lease. Further, as a condition to the subordination of Lessee's leasehold interest to a ground lease or instrument of security, Lessor shall obtain from any such ground lessor's or lenders, a written recognition agreement in form reasonably satisfactory to Lessee providing that Lessee's rights of occupancy shall not be disturbed in the event of a termination of the ground lease or a foreclosure of the loan, and that in the event of such termination or foreclosure, Lessee shall receive all of the services provided for under this lease.

     31.  Effect of Exercise of or Failure to Exercise Privilege by a Party.
          ------------------------------------------------------------------
Neither the exercise nor failure to exercise any right, option, or privilege hereunder by a party shall exclude the party from exercising any and all other rights, privileges and options hereunder, nor shall it relieve the other party from any obligation to perform each and every covenant and condition on the other party's part to be performed hereunder, or from damages or other remedy for failure to perform or meet the obligations of this lease.

     32.  Waiver.  The waiver by a party of any breach of any term, covenant or
          -------
condition herein contained shall not be deemed to be a waiver of that term, covenant, or condition or any subsequent breach of it or any other term, covenant, or condition herein contained. The subsequent acceptance of rent hereunder by Lessor shall not be deemed to be a waiver of any preceding breach by Lessee of any term, covenant or condition of this lease, other than failure of Lessee to pay the particular rental so accepted, regardless of Lessor's knowledge of that preceding breach at the time of the acceptance of that rent.

     33.  Notices.  All notices to be given to Lessee may be given in writing
          --------
personally or by depositing the notices in the United States mail, postage paid, and addressed:

                         if to Lessee:          at the leased premises

or at such other location as Lessee may from time to time designate in writing;

                         if to Lessor:          320 Jackson Street
                                                San Francisco, California 94111

or at such other place or places as Lessor may from time to time designate in writing. All notices shall be deemed given when personally delivered or three business days after the date when postmarked.

     34.  Representations.  This lease represents the entire agreement of the
          ----------------
parties with respect to the parties' rights and duties under this lease. Lessee acknowledges that, except as specifically set forth herein, neither Lessor nor any agent, servant or representative of Lessor, or any person purporting to act on Lessor's behalf, has made any representation, warranty, or statement with respect to the condition of the premises, the zoning applicable thereto, the cost of any tenant improvements to be made by Lessee, or any other matter relating to this lease agreement. With respect to such matters, Lessee is relying upon Lessee's own independent investigation and sources of information.

     35.  Captions.  The titles or headings to the paragraphs of this lease are
          ---------
descriptive only, are not a part of this lease, and shall have no effect on the construction or interpretation hereof.

     36.  Successors and Assigns.  The covenants and conditions herein contained
          -----------------------
shall, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators, and assigns of all the parties hereto.

     37.  California Law.  This lease shall be construed and interpreted in
          ---------------
accordance with the laws of the State of California.

     38.  Severability.  The unenforceability, invalidity, or illegality of any
          -------------
of the provisions of this lease shall not render the other provisions unenforceable, invalid, or illegal.

     39.  Authority.  The individuals executing this lease on behalf of Lessor
          ----------
and Lessee warrant and represent that they are authorized to enter into this lease on behalf of the entity they represent and that when executed, this lease will be valid and enforceable against such entity in accordance with all of the terms and conditions contained herein.

     40.  Tenant Improvement Work.  In connection with preparing of the premises
          ------------------------
for Lessee's occupancy, Lessor shall construct improvements as set forth in Exhibit B, attached hereto. Lessor shall select the contractor to perform such work and Lessor shall provide a tenant improvement allowance of up to $291,375 for the combined Third and Fourth floors and $145,687.50 for the Second floor, to be used in connection with said improvements. Except as otherwise specifically set forth in Exhibit B, any additional costs incurred in preparing the premises for Lessee's occupancy shall be at Lessee's sole cost and expense and any such sum payable by Lessee shall be delivered to Lessor prior to the commencement of any construction work.

     41.  Right of First Negotiation.  Subject to the existing rights of other
          ---------------------------
tenants in the building as set forth in Exhibit C, attached hereto, and provided Lessee is not then in default under the terms of the lease and this lease is in full force and effect, Lessee shall have a right of first negotiation to lease other non-ground floor portions of the building that become available for lease during the term hereof, on the terms and conditions hereinafter set forth:

          At any time such additional premises become available for lease, Lessor shall notify Lessee of the rental rate and other terms and conditions Lessor has established for such additional premises. Upon receiving such notice, Lessee shall have fifteen (15) days in which to negotiate with Lessor for the lease thereof, on such terms and conditions as are mutually acceptable to both Lessor and Lessee. In the event a written agreement pertaining thereto is not entered into within said fifteen (15) day period, Lessor thereafter shall have the right to lease such additional premises to a third party on substantially the same terms stated in Lessor's notice. If Lessor does not lease such additional premises within ninety (90) days after the expiration of said fifteen
(15) day period, any further transactions shall be deemed a new determination by Lessor to lease such additional premises and the provisions of this paragraph shall again be applicable.

     42.  Quiet Enjoyment. Notwithstanding anything to the contrary in this
          ---------------
lease, so long as Lessee is not in default under this lease, Lessee shall lawfully and quietly hold, occupy and enjoy the premises during the lease term without hinderance or interference from Lessor or any person or persons claiming by, through or under Lessor.

     43.  Common Areas.  Subject to such rules and regulations as may be
          -------------
established by Lessor, Lessee shall have the right, throughout the lease term, to use all areas and facilities outside the premises and within the boundaries of the building which are set aside by Lessor for the general non-exclusive use of Lessor, Lessee and other tenants of the building, including without limitation, lobbies, stairwells, elevators, restrooms, loading areas, trash areas, sidewalks and walkways.

     44.  Hazardous Materials.  Lessor shall be responsible for any legally
          --------------------
required removal or remediation of hazardous materials from the premises or the building of which the premises are a part, unless such removal or remediation is of hazardous materials brought on to the premises or released by Lessee, Lessee's agents, officers, employees or customers. Furthermore, Lessor shall indemnify, defend, protect and hold Lessee, its agents, officers, directors and shareholders, harmless from and against all demands for the removal of hazardous materials which Lessor is required to remove pursuant to the proceeding sentence. This paragraph 44 constitutes the entire agreement of Lessor and Lessee regarding hazardous materials. As used in this lease, "hazardous materials" shall mean any material which is now or hereafter regulated by any governmental authority, posing a hazard to the environment or human health, and which is legally required to be removed or remediated.

     IN WITNESS WHEREOF, the parties have executed this lease on the day and year first above written.

                      LESSOR
                      ------

                      PROSPECT FARMS, a California limited
                      partnership

                      By: /s/ Harry Hilp
                         ------------------------------------
                          Harry Hilp, General Partner


                      LESSEE
                      ------

                      CORTEZ SOFTWARE INTERNATIONAL, INC.,
                      a Delaware Corporation



                      By:   /s/ ^^^
                         ------------------------------------
                                                  , President

                      By:   /s/ ^^^
                         ------------------------------------
                                                  , Secretary

                                   EXHIBIT A


FLOOR PLAN - 2ND FLOOR      P23

FLOOR PLAN - 3RD FLOOR      P24

FLOOR PLAN - 4TH FLOOR      P25

                                   EXHIBIT B
                                   ---------

                                  WORK LETTER

     1. Lessor shall construct the tenant improvements (the "Improvements") in accordance with the preliminary plans ("Preliminary Plans") attached hereto as
Schedule 1 and in accordance with the terms of this work letter.
----------

     2. Lessor shall cause to prepared, as quickly as possible, final plans, specifications and working drawings for the Improvements ("Final Plans"), as well as an estimate of the total cost for the Improvements ("Cost Estimate"), all of which conform to or represent logical evolutions of or developments from the Preliminary Plans. The Final Plans and Cost Estimate shall be delivered to Lessee immediately upon completion. Within five business days after receipt thereof, Lessee shall either approve the Final Plans and Cost Estimate or deliver to Lessor specific written changes thereto that are necessary, in Lessee's opinion, to conform such plans to the Preliminary Plans or to reduce costs. If Lessee desires changes, Lessor shall not unreasonably withhold its approval of such changes and the parties shall confer and negotiate in good faith to reach agreement on modifications to the Final Plans, and the Cost Estimate as a consequence of such changes. As soon as approved by Lessor and Lessee, Lessor shall submit the Final Plans to all appropriate governmental agencies and thereafter Lessor shall use its best efforts to obtain the required governmental approvals as soon as practicable.

     3. After the Final Plans have been approved by Lessor and Lessee as provided above, neither party shall have the right to require extra work or change orders with respect to the construction of the Improvements without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed. All change orders shall specify any change in the Cost Estimate as a consequence of the change order.

     4. Lessor shall cause three general contractors to bid for the construction of the Improvements. If Lessee so desires, Lessee may also select a general contractor, reasonably acceptable to Lessor, to bid the work. Said bid obtained from the contractor selected by Lessee shall be obtained in a prompt and timely manner and so as not to delay the construction of the Improvements. All bids will be opened together, with Lessor selecting the general contractor to construct the Improvements (the "General Contractor"). The General Contractor is the contractor only of Lessor and Lessee shall have no liability to the General Contractor on the construction contract.

     5. Lessor shall thereafter cause the Contractor to commence construction of the Improvements and shall diligently prosecute such construction to completion. The Improvements shall be constructed by Lessor in accordance with all rules, regulations, codes, ordinances, statutes, and laws of any governmental or quasi-governmental authority and in accordance with the Final Plans as mended.

     6. When the improvements are complete, Lessor shall deliver possession of the premises to Lessee.

     7. The following items shall be provided at Lessor's sole cost and expense and the Tenant Improvement Allowance shall not be used therefore:

          a. Costs incurred to remove hazardous materials from the premises or surrounding areas;

          b. Costs incurred in making areas outside of the premises comply with The Americans With Disabilities Act; and

          c.  Interest and other costs of financing construction.

          d. Costs to bring the premises into compliance with any CC&R's and/or underwriters' requirements.

          e.  The following code related construction costs.

              (i) Elevator lobbies: smoke control doors/mechanism and smoke detectors.

              (ii) Corridor: existing corridors shall be upgraded to one hour rating; fire caulking required around penetrations (may mean fire/smoke dampers).

              (iii) Doors: twenty minute doors in corridor. New lever handles on all existing doors.

              (iv) Ceiling: existing acoustical tile may have to be seismically braced.

              (v) Lighting: double switching installed in perimeter offices per Title 24.

             (vi) Stair Rails: New guard rail and hand rail to meet ADA and code requirements.

     8. In the event the cost of the Improvements exceeds the Tenant Improvement Allowance described in Paragraph 40 of the lease, then Lessor, at Lessee's request, shall increase the Allowance by the amount of such excess, but in no event shall the Allowance be increased by more than 10% of the original Allowance. In such event, the increased amount of up to 10% shall be treated as a loan from Lessor to Lessee, fully amortized, with interest at 10% per annum, through level monthly payments over the entire lease term and with such payments commencing on the applicable commencement date for the floor for which the excess Improvement Allowance has been allocated.

     9. Lessee shall have the right to use a portion of the allowance for the Second floor for the Improvements on the Third and Fourth floors, or use a portion of the allowance for the Third and Fourth floors for the Improvements on the Second floor.

                                   EXHIBIT C
                                   ---------


     1. Russian Hill Recording has a right to extend its Lease to approximately January 1, 2009.